                                                                   Exhibit 10.82

                       SUPPLEMENTAL AGREEMENT NO. 05/22/96

            BEECHCRAFT 1900D AIRLINER ACQUISITION MASTER AGREEMENT

                                     BETWEEN

                               MESA AIR GROUP, INC
                          (f/k/a MESA AIRLINES, INC.,)

                            RAYTHEON AIRCRAFT COMPANY
                       (f/k/a BEECH AIRCRAFT CORPORATION)

                                       AND

                      RAYTHEON AIRCRAFT CREDIT CORPORATION
                  (f/k/a BEECH ACCEPTANCE CORPORATION, INC.)



                               DATE: MAY 28, 1996


          [Confidential portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission]

                       SUPPLEMENTAL AGREEMENT NO. 05/22/96
            BEECHCRAFT 1900D AIRLINER ACQUISITION MASTER AGREEMENT


      On this ____ day of May, 1996, this Supplemental Agreement No. 05/22/96 (hereafter "Supplemental Agreement") is made and entered into at Wichita, Kansas, by and between MESA AIR GROUP, INC. f/k/a MESA AIRLINES, INC., with its principal place of business at 2325 East 30th Street, Farmington, New Mexico 87401 (hereafter "Mesa"), RAYTHEON AIRCRAFT COMPANY f/k/a BEECH AIRCRAFT CORPORATION, with its principal place of business at 10511 East Central, Wichita, Kansas 67206 (hereafter "RAC"), and RAYTHEON AIRCRAFT CREDIT CORPORATION f/k/a Beech Acceptance Corporation, Inc., with its principal place of business at 10511 East Central, Wichita, Kansas 67206 (hereafter "RACC").

                                   WITNESSETH:

      WHEREAS, the parties have previously entered into a Beechcraft 1900D Airliner Acquisition Master Agreement dated September 18, 1991 (hereafter "Master Agreement"), under the provisions of which Mesa agreed, among other things, to acquire fifty-eight (58) new Beechcraft Model 1900D Airliner airplanes either by purchase from RAC or lease from RACC (hereinafter occasionally referred to as "1900D Airliner Units 1 through 58"); and

      WHEREAS, certain provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplemental Agreement No. 08/21/92 dated August 21, 1992; and

      WHEREAS, certain additional provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplement No. 1 dated March 3, 1993, pursuant to which Mesa agreed to purchase and RAC agreed to sell twenty (20) additional Beechcraft Model 1900D Airliner airplanes (hereinafter occasionally referred to as "1900D Airliner Units 59 through 78"); and

      WHEREAS, certain additional provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplemental Agreement No. 09/01/94 dated September 1, 1994, wherein certain additional provisions and Appendices pertaining to Mesa's lease of 1900D Airliners from RACC were amended; and

      WHEREAS, certain additional provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplement No. 09/30/94 dated September 30, 1994 pursuant to which Mesa agreed to either purchase from RAC or lease from RACC forty (40) additional Beechcraft Model 1900D Airliner airplanes (hereinafter occasionally referred to as "1900D Airliner Units 79 through 118"); and

      WHEREAS, certain provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplemental Agreement No. 12/14/95 dated May 28, 1996; and

      WHEREAS, certain provisions of the 1900D Master Agreement were previously amended by the parties in accordance with Supplemental Agreement No. 05/15/96 dated May 28, 1996; and

      WHEREAS, Mesa has sixty-six (66) 1900D Airliners that are leased from RACC and said 1900D Airliners are listed by Serial Number on Exhibit "A" to this Supplemental Agreement; and

      WHEREAS, Mesa desires to exercise its right to purchase these 1900D Airliners provided in Article 17 of the Beechcraft 1900D Airliner Lease Agreements; and

      WHEREAS, the option to purchase provided in Article 17 of the Beechcraft 1900D Airliner Lease Agreements is exercisable on or after thirty-six (36) months of the lease term and sixty-four (64) of the Beechcraft 1900D Airliner Lease Agreements have not yet reached the thirty-sixth (36th) month of their lease terms; and

      WHEREAS, RAC and RACC are willing to waive the thirty-sixth (36th) month requirement and provide debt financing in consideration for the retention of [*] of the lease deposit for each of the sixty-three (63) 1900D Airliners.

      WHEREAS, RACC has agreed to finance the purchase of these sixty-six (66) 1900D Airliners by Mesa; and

      WHEREAS, RACC, RAC and Mesa wish to have the conversion of these sixty-six
(66) leases to purchases effective on May 31, 1996; and

      WHEREAS, RAC will be returning seventeen (17) 1900C Airliners pursuant to the schedule set forth in the Letter of Agreement 191-96-DPT-073 dated April 25, 1996 between Mesa, RAC and RACC;

      NOW, THEREFORE, for and in consideration of the above-stated recitals and the mutual promises, covenants and agreements set forth herein, the parties hereby agree as follows:


SECTION 1: AMENDMENTS TO 1900D MASTER AGREEMENT

 1.1 Appendix 3.2(A): Appendix 3.2(A) of the Master Agreement entitled "Form of Negotiable Promissory Note" will be revised as set forth in the amended Appendix 3.2(A) attached hereto but only in so far as it concerns the 1900D Airliner Units identified in Exhibit "A" attached hereto.



                       "[CONFIDENTIAL PORTION DELETED AND
                           FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"

 1.2 Appendix 3.2(B): Appendix 3.2(B) of the Master Agreement entitled "Form of Aircraft Security Agreement" will be revised as set forth in the amended Appendix 3.2(B) attached hereto but only in so far as it concerns the 1900D Airliner Units identified in Exhibit "A" attached hereto.

 1.3 Appendix 3.2(C): Appendix 3.2(C) of the Master Agreement entitled "Prorated Stipulated Values" is hereby added to the Master Agreement, and it contains the "Total Purchase Price" for each respective 1900D Airliner listed by Serial Number.

 1.4 Appendix 3.6(B): Appendix 3.6(B) of the Master Agreement entitled "Terms of Payment and Financing for 1900D Airliner" will be revised as set forth in the amended Appendix 3.6(B) attached hereto but only in so far as it concerns the 1900D Airliner Units identified in Exhibit "A" attached hereto.


SECTION 2:  AMENDMENT TO 1900D AIRLINER LEASE AGREEMENT

 2.1 Article 17: Mesa and RACC agree that the purchase price of the sixty-six (66) 1900D Airliners will be determined by Appendix 3.2(C) of the Master Agreement entitled "Prorated Stipulated Value" and not in accordance with the Stipulated Aircraft Value specified in Exhibit "G" of the Beechcraft 1900D Airliner Lease Agreement.


SECTION 3:  1900D AIRLINER LEASE TERMINATIONS

 3.1 Mesa and RACC agree to terminate the leases for the 1900D Airliners listed in Exhibit "A" of this Supplemental Agreement on or about May 31, 1996 in conjunction with the purchase by Mesa of the 1900D Airliners and financing of these 1900D Airliners by RACC effective May 31, 1996.

 3.2 RACC agrees to transfer title to each of the 1900D Airliners to Mesa effective on or about May 31, 1996 or the date of the applicable lease termination and finance transaction.


SECTION 4:  FINANCE CONVERSION PROVISIONS

 4.1 The terms and conditions pertaining to Mesa's payment of the Total Purchase Price are set forth in Appendix 3.6(B) attached hereto.

 4.2 The terms and conditions of financing to be provided by RACC in conjunction with Mesa's purchase of the 1900D Airliners are set forth in Appendix 3.6(B) attached hereto and in the Negotiable Promissory Note and the Aircraft Security Agreement forms attached hereto as, respectively, Appendices 3.2(A) and 3.2(B). Specific financial agreements reached between RAC, RACC and Mesa with regard to this conversion transaction are also contained in Appendix 3.6(B) attached hereto.

 4.3 As a fee for completing this conversion transaction, it is agreed that RAC shall retain [*] of the [*] Lease Deposit applicable to sixty-three (63) of the 1900D Airliners identified in Exhibit "A" attached hereto (excluding 1900D Airliner Serial No.'s UE-2, UE-46, and UE-51). The remaining [*] of the [*] Lease Deposit applicable to these sixty-three (63) 1900D Airliners will be credited to the Principal Reduction Amount as shown in Appendix 3.6(B) attached hereto. With regard to 1900D Airliner Serial No.'s UE-2, UE-46, and UE-51, the entire [*] Lease Deposit applicable to these three (3) 1900D Airliners will be credited to the Principal Reduction Amount.

 4.4 Mesa shall be financing with RACC [*] of the Total Purchase Price of each 1900D Airliner; therefore, the Total Purchase Price for each 1900D Airliner equals the Principal Sum as defined in each Negotiable Promissory Note. Immediately upon execution of the Negotiable Promissory Notes for the sixty-six (66) 1900D Airliners by Mesa, Mesa shall pay RACC a Principal Reduction Payment in an amount sufficient to reduce the Principal Sum to [*] of the price of the 1900D Airliner at the time the 1900D Airliner was originally delivered. RACC agrees to credit towards this Principal Reduction Payment so much of the Lease Deposits as is due Mesa upon termination of the sixty-six (66) leases (reference 4.3 above). In addition, with respect to the lease deposits of the seventeen (17) 1900C Airliners Mesa will be returning pursuant to the Master Agreement, RACC will credit Mesa [*] per 1900D Airliner) towards this Principal Reduction Payment. For twenty-three (23) of the 1900D Airliners, the credit provided by the Lease Deposits is sufficient to reduce the Principal Sum to [*] percent of the price of the 1900D at the time of its delivery. For the remaining forty-three (43) 1900D Airliners, a lump sum payment of [*] (reference Appendix 3.2(C)) shall be paid by Mesa to RACC on May 31, 1996 by wire



                       "[CONFIDENTIAL PORTION DELETED AND
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                      SECURITIES AND EXCHANGE COMMISSION]"
            transfer to the following account: RAYTHEON AIRCRAFT CREDIT CORPORATION, Bank IV, Kansas, N.A., ABA Routing [*], RACC account [*].


SECTION 5:  ADDITIONAL PROVISIONS

 5.1 Scope of Amendment: Except as specifically amended by this Supplemental Agreement, all remaining provisions of the 1900D Master Agreement and all prior amendments thereto will remain unchanged and in full force and effect. The amended terms and conditions as set forth in this Supplemental Agreement will be applicable with respect to all the 1900D Airliners listed in Exhibit "A" to this Supplemental Agreement.

 5.2 Defined Terms: All capitalized terms used in this Supplemental Agreement which are not specifically defined herein will have the same meaning as ascribed to said terms in the 1900D Master Agreement and/or the various Appendices attached thereto.

 5.3 Entire Agreement: This Supplemental Agreement constitutes the entire agreement of the parties and supersedes any and all prior agreements between the parties, both written and oral, with respect to the transactions herein contemplated, and specifically supersedes all of RAC's and RACC's proposals and presentations to Mesa prior to the date hereof pertaining to the various matters addressed and amended herein, including the Letter of Understanding between Mesa and RAC dated April 12, 1996.

 5.4 The parties agree to: 1) terminate each of the Lease Agreements for the 1900D Airliners listed in Exhibit "A";
            2) execute any and all Bills of Sale, Promissory Notes, and Security Agreements; and 3) execute any other documents necessary to effectuate the provisions of this Supplemental Agreement.



                       "[CONFIDENTIAL PORTION DELETED AND
                           FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"

IN WITNESS OF the mutual promises, covenants and agreements set forth herein, the parties have caused their duly authorized officers to execute this Supplemental Agreement at Wichita, Kansas, as of the day and year first written above.


                              MESA AIR GROUP, INC.
                              (f/k/a Mesa Airlines, Inc.)


                              By: /s/ W. Stephen Jackson
                                  ________________________________
                                  W. Stephen Jackson

                              Date of Execution: May 28, 1996

                                                  "Mesa"


                              RAYTHEON AIRCRAFT COMPANY
                              (f/k/a Beech Aircraft Corporation)


                              By: /s/ Michael J. Scheidt
                                  ________________________________
                                  Michael J. Scheidt, Vice President
                                    - Airline Sales

                              Date of Execution:  5/24/96

                                                 "RAC"


                              RAYTHEON AIRCRAFT CREDIT CORPORATION (f/k/a Beech Acceptance Corporation, Inc.)


                              By: /s/ John S. Myers
                                 ________________________________
                                 John S. Myers, Vice President

                                    Date of Execution: 5/24/96

                                                "RACC"

                                                                 Appendix 3.2(A)








                                 APPENDIX 3.2(A)

                       FORM OF NEGOTIABLE PROMISSORY NOTE





                              [See attached form.]

                                    AIRLINER
                           NEGOTIABLE PROMISSORY NOTE
                               DATE: MAY 28, 1996

Table 1: PARTIES AND TERMS
(a) SECURED PARTY:                          (c) DEBTOR:
    Raytheon Aircraft Credit Corporation        Mesa Air Group, Inc.
    P.O. Box 85                                 2325 East 30th Street
    Wichita, Kansas 67201                       Farmington, New Mexico 87401

(b) AIRCRAFT:                               (d) COMMENCEMENT DATE: May 31, 1996
    Manufacturer: Raytheon Aircraft Company (e) PRINCIPAL SUM: $____________
    Model:         Beech 1900D Airliner     (f) FINANCING TERM: ____ months
    Serial No.:    UE-______                (g) DUE DATE:
    Reg. No.:      N________
                                            (h) LIABILITY INSURANCE: [*]

        For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtor unconditionally promises to pay to the order of Secured Party, or its assigns, the Principal Sum, together with accrued interest at the applicable Interest Rate specified in Table 2 (see
Section 3) and such other charges and fees as herein provided. This Negotiable Promissory Note is sometimes hereinafter referred to as the "Promissory Note" or "Agreement".

The Principal Sum and accrued interest shall be repaid by Debtor during the Financing Term in accordance with the terms and subject to the conditions specified below:

1. Interest Rate. In addition to Debtor's repayment of the Principal Sum, Debtor shall pay interest to Secured Party on the unpaid balance of the Principal Sum at the applicable rate of interest, if any, specified in Table 2. Debtor's payment of accrued interest shall be made in conjunction with its monthly payments of principal as specified in Table 2. The term [*] as used in Table 2 and elsewhere in this agreement refers to the interest rate that is [*]. The effective rate of interest shall be adjusted on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October 1) to reflect any increase or decrease in the [*] as of that date, plus the percent per annum specified in Table 2.

The annual rate of interest applicable hereunder from time to time, as specified above, is sometimes referred to herein as the "Interest Rate". All interest shall be calculated on the basis of a 360-day year and actual days outstanding. Notwithstanding anything set forth herein to the contrary, in no event shall the Interest Rate payable hereunder be higher than the maximum amount permitted under applicable law.

2. Payment of Principal and Interest. The Principal Sum shall be repaid by Debtor to Secured Party, together with accrued interest at the applicable Interest Rate specified in Table 2, in consecutive monthly installments during the Financing Term specified in Table 1(f). Debtor's first monthly installment payment shall be due and payable one month following the Commencement Date identified in Table 1(d). Each subsequent monthly installment payment shall be paid by Debtor on the same date of each succeeding calendar month. The final monthly installment payment shall be due and payable on the Due Date.

3. Payments. The amount of Debtor's monthly payments of principal and accrued interest are specified below in Table 2. The following definitions apply to the "Payment Type" which may be specified in Table 2:


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                                                                     Page 2 of 7

        a) May 31, 1996 payment - This Principal Reduction Payment shall be an amount sufficient to reduce the principal Sum to [*] of the price of the 1900D Airliner at the time the 1900D Airliner was originally delivered. Mesa will receive a credit for $[*] of the lease deposit Mesa has paid on this 1900D Airliner. In addition, a per aircraft prorated credit will be received from returned 1900C Airliner lease deposits in the amount of $_______. If the total lease deposit credits are not sufficient to reduce the Principal Sum to [*] of the price of the 1900D at the time of its original delivery, the difference, or $______, will be paid by Mesa on May 31, 1996, in a lump sum via wire transfer to the following account: RAYTHEON AIRCRAFT CREDIT CORPORATION, Bank IV, Kansas, N.A., ABA Routing #[*] RACC Account No. [*].

        b) FIXED - Debtor's monthly payments to Secured Party will remain fixed at the specified payment amount for the specified period.

        c) VARIABLE - The amount of Debtor's monthly payment of principal and accrued interest shall be calculated by Secured Party, and advised to Debtor in writing, at the beginning of each calendar year quarter, based upon the LIBOR in effect on the first business day of said quarter plus the specified percent per annum. Each of Debtor's monthly payments during this period shall be sufficient in amount to fully amortize the Principal Sum, less any Balloon Payment, on the Due Date.

        d) BALLOON - an amount payable as a Balloon Payment.

                     TABLE 2: PAYMENT AND INTEREST SCHEDULE

                PAYMENT         PAYMENT AMOUNT          INTEREST RATE
                                   AND TYPE               PER ANNUM

          May 31, 1996 Payment    $_________            Zero

          __-__("Fixed Payment    [*] Fixed             [*]
          Period")

          __-___("Variable        Variable              [*] Plus [*]%
          Payment Period")

          ___ Last Month of       Variable              [*] Plus [*]%
          Term                    Plus
                                  $[*] Balloon

THE ACTUAL PAYMENT WILL BE CALCULATED AND ADVISED TO DEBTOR IN ACCORDANCE WITH
SECTION 3(b).

4. Fixed Interest Rate Option during Fixed Payment Period ("Option"). During the Fixed Payment Period Mesa may elect to convert to a fixed interest rate by providing RACC with written notice of its intention to convert to a fixed interest rate seven (7) days prior to the conversion to the fixed interest rate. Mesa is entitled to receive this fixed interest rate for any full months remaining during the Fixed Payment Period of the Financing Term commencing after the conversion referred to above. The fixed interest rate will be [*] basis points over the composite U.S. government treasury interest rate yield for the term of the Fixed Payment Period plus [*] additional basis points, or [*] basis points over the above noted composite U.S. government treasury interest rate yield. The fixed interest rate will be determined seven (7) days after Mesa provides RACC with written notice of its intention to convert to a fixed interest rate. The monthly payments due and payable to RACC during the Option period will remain at $[*]. If Mesa elects to convert to a fixed interest rate and then does not continue to finance the 1900D Airliner through the Fixed Payment period, Mesa will pay RACC for any costs RACC may incur as a result of the early termination of the financing. These costs, hereinafter referred to as "Breakage Costs", are described in Section 5.

5. Breakage Costs. In order to provide fixed interest rate financing to Mesa, RACC will enter into a "VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT" with a financial institution. If Mesa does not continue to


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                      SECURITIES AND EXCHANGE COMMISSION]"
finance the 1900D Airliner at the fixed interest rate through the Fixed Payment Period, that portion of said financing which would cease to be operative for the remaining portion of the Fixed Payment Period will be subject to an "Unwinding". Such Unwinding will be achieved by RACC entering into an offsetting "FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT" for the unused portion of the original "VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT". The swaps referred to above are based upon the prevailing U.S. treasury bills, note and/or bond interest rate yields for specific maturities at the time of entering into such swap agreements plus a swap spread, which are both determined by the financial market to adjust for the difference between a commercial borrower and the sovereign undertaking of the U.S. Government and the duration of the swap. Accordingly, to Unwind a VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT, RACC would enter into a FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT with the variable interest rate components offsetting each other since the components are based on the same benchmark, i.e., Thirty (30) Day [*]. A cost may result due to the difference between the fixed interest rate yield and swap spread components of the VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT and the FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT.

If a cost results due to the difference described above, RACC will provide Mesa written notice of the Breakage Costs due RACC as a result of Mesa's termination of the fixed interest rate financing. Said notice will be provided Mesa within ten (10) days following termination of the fixed interest rate financing with RACC.

Payment of the Breakage Costs are due and payable to RACC immediately upon receipt of said notice by Mesa.

6. Repayment and Prepayment. The aforesaid payments of principal and interest shall be made to Secured Party at its office in Wichita, Kansas. All payments shall be due and payable, without demand or notice to Debtor, in strict accordance with the aforesaid monthly schedule of payments. Any payment due on a non-business day may be made on the next succeeding business day. Debtor's payments hereunder, when received, shall be applied first to the payment of accrued interest (computed upon the unpaid balance of the Principal Sum) and any late payment charges owed as of the date such payment is received by Secured Party (if any), and the remainder of Debtor's payment shall be applied to payment of the unpaid Principal Sum. The unpaid Principal Sum and all accrued interest and late payment charges due hereunder must be paid in full on the Due Date. Debtor may prepay the unpaid balance of the Principal Sum in part or in full at any time and without any penalty, except as provided in Section 5.

7. Late Payment Charge. In the event Debtor is more than [*] days late in making any payment due hereunder as specified above, a late payment charge in an amount equal to [*] of the amount of the delayed payment shall be assessed against Debtor and added to the amount of the delayed payment due hereunder for the purpose of defraying Secured Party's expenses incident to handling the delinquent payment. Any late payment charge assessed against Debtor shall be immediately due and payable to Secured Party. The late payment charge shall be in addition to, and not in lieu of, any other remedy provided to Secured Party in this Agreement for default by Debtor.

8. Secured Transaction. To secure the payment of Debtor's obligation hereunder and any and all other indebtedness owed by Debtor to Secured Party (whether now existing or hereafter arising), as well as any renewals, extensions or changes in the form of said obligations or indebtedness, Debtor has contemporaneously herewith executed an Aircraft Security Agreement (hereinafter "Security Agreement") granting to Secured Party a security interest in the property set forth therein, together with all instruments, avionics, equipment, parts and accessories attached to or installed in said aircraft; all aircraft and engine log books; all additions, accessions and substitutions of any of the foregoing property; all of Debtor's inventory (whether now existing or hereafter acquired) of air carrier aircraft engines, propellers, appliances, spare parts, avionics, accessories, instruments, rotables, equipment (including ground support equipment), subassemblies, tools, kits, consumables, components and related items for installation in or use in connection with the Aircraft described in Table 1(b) not to exceed an aggregate of $[*] per Aircraft, all unearned insurance premiums and insurance proceeds of any of the foregoing property; and the proceeds of all of the foregoing property.

            "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION]"

The above-mentioned property is hereinafter collectively referred to (as appropriate within the context of this Agreement) as either the "Aircraft" or the "Collateral".

Secured Party's security interest in the Collateral is a purchase money security interest under the Kansas Uniform Commercial Code. The proceeds of this loan (i.e., the Principal Sum) will be used by Debtor to purchase the Collateral described therein.

9. PURPOSE OF LOAN. Debtor warrants and represents to Secured Party that this loan is for business, commercial or agricultural purposes and not primarily for personal, family or household purposes.

10. DEBTOR'S DEFAULT. The parties agree that the occurrence of any of the following events shall constitute an "Event of Default":

        (a) Debtor's failure to make any timely payment of either principal, interest, late payment charges required hereunder, or Debtor's failure to make any payment required under any other promissory note, security agreement or lease agreement between Debtor and Secured Party, if such failure continues for a period of [*] days beyond the due date of such payment.

        (b) Debtor's failure to perform any promise, agreement, obligation, warranty or covenant made by it herein or in the Security Agreement if such failure continues for a period of [*] days after the Secured Party has given Debtor notice of such failure;

        (c) Debtor's failure to maintain the insurance coverage as specified in the Security Agreement;

        (d) any material misrepresentation made by Debtor to Secured Party in connection with the Security Agreement or this Agreement;

        (e) entry of a money judgment against Debtor, if such judgment is nonappealable and remains undischarged or unstayed for a period in excess of [*] days;

        (f) dissolution, termination of existence, insolvency, business failure, inability to pay debts as they mature, assignment for the benefit of creditors, or the commencement, with respect to Debtor, of any proceedings (either voluntary or involuntary) under any bankruptcy or insolvency laws;

        (g) appointment of a receiver of any material part or all of Debtor's assets if such appointment or proceeding continues for a period of more than [*] days;

        (h) Debtor entering into any transaction, without the prior written consent of Secured Party, whereby all or substantially all of Debtor's undertakings, property and assets would become the property of any other company, whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale or otherwise; which transaction would reasonably justify Secured Party is deeming itself insecure; provided, however, that this subparagraph (h) shall not apply to any transaction involving Debtor and any "Permitted Assignee" (reference 17 below);

        (i) default in the payment by Debtor of any indebtedness for borrowed money owed to any creditor resulting in the acceleration of a material amount of indebtedness that would reasonably justify Secured Party in deeming itself insecure, unless such default is being disputed by Debtor in good faith;

        (j) the prospect of payment, performance or realization on the Collateral is significantly impaired;

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
                                                                   Page 5 of 7

        (k) Debtor's ceasing to be licensed pursuant to U.S. law to operate a commercial air service; or

        (l)  the occurrence of a [*].

Should an Event of Default occur, Secured Party may employ all remedies allowed by law, including declaring all indebtedness owned hereunder, [*], immediately due and payable. Additionally, Secured Party may require Debtor to [*]. The requirements of the Kansas Uniform Commercial Code for reasonable notification to Debtor of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made shall be met if such notice is mailed, postage prepaid, to Debtor's address, as specified herein, at least [*] days before the time of the sale or disposition. After deduction of all reasonable expenses incurred in realizing on Secured Party's security interest, and after the payment of all principal, interest and late payment charges due under this Agreement, the balance of the proceeds of sale, if any, may be applied to the [*]. Debtor shall be liable for any deficiency in its financial obligation under this Agreement after application of such proceeds. Debtor agrees to pay the reasonable attorneys' fees incurred by Secured Party to repossess the Collateral as well as the attorneys' fees incurred in pursuing and collecting any deficiency. If, after a default by Debtor, the Collateral is returned to or recovered by Secured Party, Debtor agrees that Secured Party may fly or otherwise move the Collateral for demonstration and other purposes reasonably related to a proposed public or private sale or other disposition of the Collateral.

11. Obligation to Make Payments. Debtor acknowledges and agrees that its obligation to make all payments due and owing under the provisions hereof shall be [*].

12. Waivers. Debtor hereby waives any requirements pertaining to presentment, demand for payment, notice of dishonor, and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Promissory Note. No waiver of any covenant, warranty or condition of this Agreement, nor of any breach or default hereunder, shall be effective for any purpose whatsoever unless such waiver is in writing and signed by an officer of Secured Party. It is expressly agreed that Secured Party's waiver of any breach or default by Debtor shall constitute a waiver only as to such particular breach or default and not a waiver of any future breach or default.

13. Legal, Valid, Binding and Enforceable Obligation. Debtor represents and warrants to Secured Party that this Promissory Note, upon execution and delivery, will constitute the legal, valid and binding obligation of Debtor and shall be enforceable in accordance with its terms. Debtor agrees to furnish Secured Party with written legal opinions, satisfactory in form and substance to Secured Party, verifying the aforesaid representation and warranty.

14. Changes of Address. Debtor shall immediately notify Secured Party in writing of any change of address from that shown in Table 1(c) in this Agreement.

15. GOVERNING LAW AND FORUM CHOICE. THIS AGREEMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE LAW OF THE STATE OF KANSAS SHALL APPLY TO ANY AND ALL MATTERS ARISING FROM OR RELATED TO THIS AGREEMENT AND TRANSACTION, INCLUDING ANY ACTIONS UNDERTAKEN BY SECURED PARTY SHOULD AN "EVENT

            "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION]"

OF DEFAULT" OCCUR, SUCH AS AN ACTION TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL, AND ALL OTHER REMEDIES WHICH MAY BE AVAILABLE INCLUDING SEEKING A DEFICIENCY JUDGMENT AGAINST DEBTOR, THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN "EVENT OF DEFAULT" SHOULD OCCUR, SECURED PARTY (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR SECURED PARTY TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

16. ENFORCEABILITY. The provisions of this Agreement shall be severable and, if any provisions are for any reason determined to be invalid, void or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect; provided that the purpose of the remaining valid, effective and enforceable provisions is not frustrated; and provided further that no party is substantially and materially prejudiced thereby.

17. ASSIGNABILITY. Secured Party shall have the absolute right to assign, transfer or sell any of its rights under this Promissory Note to any party of its choosing upon giving written notice thereof to Debtor. If under any assignment the Assignor (Secured Party) shall continue to be the party for collection of Debtor's monthly payments of principal and interest owned hereunder, no Assignee may declare a default for non-payment of the monthly payments or interfere in Debtor's peaceful possession of the Aircraft for non-payment of such monthly payments, so long as Debtor has not failed to pay Assignor (Secured Party), when due, any monthly payment owned hereunder. Debtor may not assign, or delegate any of its rights or obligations hereunder without the prior written consent of Secured Party; provided however, that Debtor may assign its rights and obligations hereunder to (a) any of its wholly-owned subsidiaries, (b) its parent company if Debtor is a wholly-owned subsidiary thereof, or (c) any other company which is a wholly-owned subsidiary of the aforesaid parent company (collectively "Permitted Assignee"), subject to the condition that Debtor shall remain primarily liable hereunder, both jointly and severally, with any such Permitted Assignee.

18. BINDING AGREEMENT. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor hereunder, their liabilities shall be joint and several. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns.

19. ENTIRE AGREEMENT. This Agreement and the Security Agreement constitutes the entire agreement between and among the parties with respect to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties between the parties which are not expressly set forth herein. This Agreement shall not be changed orally, but only in writing signed by the parties hereto.

20. NOTICES. Any notice pertaining to this Agreement shall be deemed sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, to the party to whom said notice is to be given. Notices sent by registered or certified mail shall be deemed given on the third day after the date of postmark. Until changed by written notice given by either party, the addresses of the parties shall be as stated in Table 1(a) and (c) of the Agreement. The designated addresses of both parties must be located with the United States of America.

        In witness of the foregoing, Debtor has caused its duly authorized officer to execute and deliver this Agreement at Wichita, Kansas on the Date herein stated.



                                        Mesa Air Group, Inc.


                                        By:__________________________
                                           W. Stephen Jackson, CFO
                                                "Debtor"
STATE OF KANSAS)
                        ) ss:
COUNTY OF SEDGWICK      )

This instrument was acknowledged before me on the 28th day of May, 1996 by
W. Stephen Jackson, who is the CFO of Mesa Air Group, Inc., on behalf of the corporation.

                                Notary Public ______________________

                                My Commission Expires: __________________

                                                                APPENDIX 3.2(B)



                                APPENDIX 3.2(B)

                      FORM OF AIRCRAFT SECURITY AGREEMENT



                              [See attached form.]

                                    AIRLINER
                          AIRCRAFT SECURITY AGREEMENT
                                      AND
               ENCUMBRANCE AGAINST AIR CARRIER AIRCRAFT ENGINES,
                     PROPELLERS, APPLIANCES AND SPARE PARTS
                   [Pursuant to 14 CFR Section 49.51 et seq.]
                           Date:____________________


TABLE 1
------------------------------------------------------------------------------
  (a) SECURED PARTY:                                (b) DEBTOR/OWNER:
      Raytheon Aircraft Credit Corporation              Mesa Air Group, Inc.
      P.O. Box 85                                       2325 East 30th Street
      Wichita, Kansas 67201                             Farmington, New Mexico
------------------------------------------------------------------------------
  (c) AIRCRAFT OPERATOR:                            (d) SPARE PARTS LOCATION:
      Mesa Air Group, Inc.                              See Exhibit "A"
      2325 East 30th Street
      Farmington, New Mexico
------------------------------------------------------------------------------
  (e) REQUIRED LIABILITY INSURANCE: $[*]
------------------------------------------------------------------------------


TABLE 2
------------------------------------------------------------------------------
                            AIRCRAFT                    ENGINES              PROPELLERS
                   ---------------------------     -----------------      -----------------
  Manufacturer     Beechcraft Aircraft Corp.       Pratt & Whitney        Hartzell
  Model            Beech Model 1900D Airliner      PT6A-67D, 1280SHP      HC-E4A-31
  Serial No.       UE-____                         PCE-____ & PCE-____    HJ-____ & HJ-____
  Reg No.          N______
------------------------------------------------------------------------------


This Security Agreement is made and entered into on the date specified above, by and between Debtor and Secured Party. This Security Agreement is sometimes hereinafter referred to as the "Security Agreement" or the "Agreement".

        In consideration of the mutual promises, covenants and representations set forth herein and pursuant to the provisions of the Beechcraft 1900D Airliner Acquisition Master Agreement as amended, between Debtor, Secured Party and Raytheon Aircraft Company dated September 18, 1991 (hereinafter "1900D Master Agreement"), the parties hereto agree as follows:

1. GRANT OF SECURITY INTEREST. To secure the payment of Debtor's obligation under that certain Negotiable Promissory Note (hereinafter "Promissory Note") executed in conjunction with this Security Agreement and dated of even date herewith, together with any and all other indebtedness owned by Debtor to Secured Party (whether now existing or hereafter arising), as well as any renewals, extensions or changes in the form of said obligation or indebtedness, Debtor grants to Secured Party a security interest in the property described in Table 2 of this Agreement together with all instruments, avionics, equipment, parts and accessories attached to or installed in said aircraft; all aircraft and engine log books; all additions, accessions and substitutions of any of the foregoing property; all unearned insurance premiums and insurance proceeds of any of the foregoing property; and the proceeds of all of the foregoing property. The above-described airplane is hereinafter referred to as the "Aircraft".

        Debtor and Secured Party hereby acknowledge and agree that a portion of the loan proceeds due under the Promissory Note will be used by Debtor to purchase certain air carrier aircraft engines, propellers, appliances, spare parts, avionics, accessories, instruments, rotables, equipment (including ground support equipment), subassemblies, tools, kits consumables, components and related items for installation in or use in connection with Debtor's Beechcraft Model 1900D type airplanes not to exceed an aggregate of $[*] per Aircraft (hereinafter collectively "Spare


                       "[CONFIDENTIAL PORTION DELETED AND
                           FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"

Parts"). Thus, Debtor further grants to Secured Party a security interest in all of the aforesaid Spare Parts, whether now existing or hereafter acquired. In order to allow Secured Party to record and perfect its security interest in the Spare Parts pursuant to 14 CFR Section 49.51 et seq., Debtor hereby covenants and agrees that:

        (a) Debtor is an air carrier certificated under Section 604(b) of the Federal Aviation Act of 1958; and

        (b) All of the above-mentioned Spare Parts will at all times and until installed or used (in the ordinary course of Debtor's business) in an aircraft belonging to Debtor, be located and stored at Debtor's maintenance facility and/or hangar located at Debtor's facilities or hangers at the locations described in Exhibit "A" of the Agreement. Debtor shall not warehouse, inventory or store any of the Spare Parts at any other location without first obtaining the written consent of Secured Part and without first executing and filing with the FAA Registry a certificate pursuant to applicable sections of the Code of Federal Regulations (or otherwise acceptable to Secured Party) evidencing such change of location and such other documents as may be required by Secured Party.

        The above-described Aircraft and other items of personal property described in this Section 1 are sometimes hereinafter collectively referred to as the "Collateral". Secured Party's security interest in the Collateral is a purchase money security interest under the Kansas Uniform Commercial Code. The loan proceeds (i.e., Principal Sum) specified in the Promissory Note will be used by Debtor to purchase the above-described Collateral.

        2. Debtor's Warranty of Title. Except for the security interest granted herein, Debtor warrants that it is (or, to the extent the Collateral is to be acquired hereafter, will be) the owner of the Collateral free from any security interest, lien or encumbrance arising subsequent to the transfer of title to the Collateral from Secured Party to Debtor. Debtor further warrants that it will defend the Collateral against all claims and demands of any person claiming any interest therein by virtue of any such security interest, lien or encumbrance.

        3. Debtor Will Execute and Deliver Documents. At Secured Party's request, Debtor shall promptly furnish such information and execute and deliver such documents and do all such acts and things as Secured Party may reasonably request as are necessary or appropriate to assist Secured Party in establishing and maintaining a valid security interest in the Collateral and to assure that the Aircraft is properly titled and registered and that the security interest granted hereby is perfected to Secured Party's satisfaction. Debtor will pay the cost of filing all appropriate documents in all public offices where Secured Party deems such filings necessary or desirable.

        4. Operation, Maintenance and Repair. Debtor shall use, operate, maintain, store and repair the Collateral and retain actual control and possession thereof in accordance with each of the following provisions:

        (a) Debtor shall use, operate, maintain, store and repair the Collateral, and all parts thereof, properly, carefully and in complete compliance with all applicable statutes, ordinances, regulations, policies of insurance, manufacturer's recommendations and manufacturer's operating and maintenance manuals and handbooks.

        (b) Debtor shall only allow properly qualified and licensed pilots to operate the Aircraft.

        (c) Debtor shall be responsible for and pay all expenses of owning and operating the Aircraft, including but not limited to storage, fuel, lubricants, service, inspections, overhauls, replacements, maintenance and repairs, all of which shall be accomplished in compliance with the manufacturer's operating and maintenance manuals and handbooks, U.S. Federal Aviation Administration (hereinafter "FAA") rules and regulations and Debtor's FAA approved maintenance program. Debtor shall properly maintain all records pertaining to the maintenance, operation and repair of the Aircraft.

        (d) Debtor shall at all times maintain the Aircraft in an airworthy condition and in good working order and shall make no modifications to the Aircraft which have the effect of reducing its value as a regional air transport.

        5. Insurance. Debtor shall, at all times and at its sole expense, obtain and carry the types and amounts of insurance coverage specified below:

        (a) "All Risk" type hull insurance on the Aircraft in the kind and form satisfactory to Secured Party, including Comprehensive Ground and Flight Coverage and Fire and Extended Risk Coverage, both In-Flight and Not In-Flight, in amounts not less than [*]. All policies of insurance carried in accordance with this paragraph (a) shall name Secured Party as a Loss Payee and provide that the insurance proceeds from any loss involving the Aircraft shall be payable as follows: (1) any loss not exceeding U.S. [*] shall be payable solely to Debtor with notice to Secured Party, (2) any loss exceeding U.S. [*] shall be jointly payable to Secured Party and Debtor, and (3) any total loss of the Aircraft shall be payable solely to Secured Party up to the amount of the unpaid Principal Sum and accrued interest and any other charges owed by Debtor under the Promissory Note. The policies shall include coverage against the perils of strikes, riots, civil commotions or labor disturbances, and any act of vandalism, malice, sabotage, conversion or theft, and for war risks when operating the Aircraft outside of the United States. The policies shall also specify that (i) any losses shall be adjusted by the insurer with Debtor, with notice thereof being provided to Secured Party and the Aircraft manufacturer, and
                (ii) Secured Party and the Aircraft manufacturer shall have the right to fully inspect the Aircraft prior to, during and after repair of any loss involving the Aircraft.

        (b) Legal liability insurance, in the kind and form satisfactory to Secured Party, with limits no less than the amount prescribed in Table 1(e) of this Agreement of combined single limit per occurrence, for bodily injury and property damage (including passengers). All policies of insurance carried in accordance with this subsection (b) shall name Debtor as the primary insured and Secured Party as an additional insured thereunder.

        All insurance policies maintained by Debtor in accordance with subsections (a) and (b) above shall also comply with each of the following requirements:

        (1) be issued by insurers of recognized responsibility which are satisfactory to Secured Party;

        (2) provide that if such insurance is canceled for any reason whatsoever, or any substantial change is made in policy terms, conditions or coverage, or the policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Secured Party until [*] days after Secured Party's receipt of written notice from Debtor's insurers of the cancellation, change or lapse in policy terms, conditions or coverage;

        (3) provide that in respect of the interest of Secured Party in such policies, the insurance shall not be invalidated by any action or inaction of Debtor (or any "Permitted Lessee" as defined below in Section 11) and shall insure Secured Party regardless of any breach or violation by Debtor (or any Permitted Lessee) of any warranty, declaration or condition contained in such policies;

        (4) be primary without right of contribution from any other insurance which is carried by Secured Party with respect to its interest in the Aircraft;


            "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION]"

                (5) waive any right of subrogation of the insurer against Secured Party; provided, however, that the right of subrogation shall not be waived with respect to any acts or omissions on the part of Secured Party or the manufacturer of the Aircraft (or any of its subsidiaries) related to products sold, handled, distributed, repaired, serviced or maintained by said parties;

                (6) provide that the geographic limits, if any, contained in such policy shall include at a minimum all territories over which Debtor will operate the Aircraft; and

                (7) provide that Secured Party shall have no obligation or liability for premiums, commissions, assessments or calls in connection with such insurance policies.

Debtor shall furnish to Secured Party evidence of the aforesaid insurance coverage in certificate form. Evidence of renewal of each policy shall thereafter be furnished to Secured Party in certificate form. Debtor covenants that it will not do any act or voluntarily suffer or permit any act to be done whereby an insurance required hereunder shall or may be suspended, impaired or defeated.

        6. Debtor's Possession. Debtor may have possession of the Collateral and use in any lawful manner not inconsistent with this Agreement, except when an Event of Default has occurred and is continuing. In the event Debtor fails to undertake any of the following actions within [*] days after receipt of Secured Party's written demand for such action, Secured party, at its option and without assuming any obligation to do so, may discharge taxes, liens, security interests or other encumbrances levied or asserted against the Collateral, may place and pay for insurance thereon, may order and pay for the repair, maintenance and preservation thereof, and may pay necessary filing or recording fees. Any amounts paid by Secured Party under the preceding sentence shall be added to the unpaid principal balance under the Promissory Note, shall be secured by the Collateral, and shall be payable by Debtor upon demand by Secured Party together with interest at the rate provided for in the Promissory Note until paid in full.

        7. Debtor's Covenants. As long as this Agreement remains in effect, Debtor shall furnish Secured Party with such information concerning the location, condition, use and operation of the Aircraft as Secured Party may reasonably request, and Debtor shall permit any person designated by Secured Party in writing to inspect the Collateral, wherever located, and all records and manuals maintained in connection therewith and to make copies of such records, and to visit and inspect the properties and facilities of Debtor, provided such visits do not unreasonably interfere with the operations of Debtor, and to discuss the affairs, finances and accounts of Debtor with the principal financial officers of Debtor, all at such reasonable times and as often as Secured Party may reasonably request. Secured Party shall have no duty to make any such inspection and shall not incur any liability or obligation or be deemed to have waived any right by reason of not making any such inspection. Debtor shall also furnish Secured Party with the following:

        (a) within fifteen (15) days after such report is filed, a copy of Debtor's quarterly report to the U.S. Securities and Exchange Commission on Form 10-Q;

        (b) within fifteen (15) days after such report is filed, a copy of Debtor's annual report to the U.S. Securities and Exchange Commission on Form 10-K; and

        (c) from time to time, such other information as Secured Party may reasonably request with respect to the financial condition and operations of Debtor in order to determine whether the covenants, terms and provisions of this Agreement have been complied with by Debtor; provided that Debtor shall be allowed a reasonable amount of time in which to respond to any such request from Secured Party.

        (d) from time to time, such other information as Secured Party may reasonably request with respect to the financial condition and operations of Debtor in order to determine whether the covenants, terms


                       "[CONFIDENTIAL PORTION DELETED AND
                           FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"
                and provisions of this Agreement have been complied with by Debtor; provided that Debtor shall be allowed a reasonable amount of time in which to respond to any such request from Secured Party.

        8. Debtor's Default. The parties agree that the occurrence of any of the following events shall constitute an "Event of Default":

        (a) Debtor's failure to make any timely payment of either principal, interest or late payment charges required under the Promissory Note, or Debtor's failure make any payment required under any other promissory note, security agreement or lease agreement between Debtor and Secured Party, if such failure continues for a period of [*] days beyond the due date of such payment;

        (b) Debtor's failure to perform any promise, agreement, obligation, warranty or covenant made by it herein or in the Promissory Note, if such failure continues for a period of [*] days after Secured Party has given Debtor notice of such failure;

        (c) Debtor's failure to maintain the insurance coverage as specified above in Section 5;

        (d) any material misrepresentation made by Debtor to secured Party in connection with the Promissory Note or this Agreement;

        (e) entry of a money judgment against Debtor, if such judgment is nonappealable and remains undischarged or unstayed for a period in excess of [*] days;

        (f) dissolution, termination of existence, insolvency, business failure, inability to pay debts as they mature, assignment for the benefit of creditors, or the commencement, with respect to Debtor, of any proceedings (either voluntary or involuntary) under any bankruptcy or insolvency laws;

        (g) appointment of a receiver of any material part or all of Debtor's, if such appointment or proceeding continues for period of more than [*] days;

        (h) Debtor entering into any transaction, without the prior written consent of Secured Party, whereby all or substantially all of Debtor's undertakings, property and assets would become the property of any other company (whether by way of reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale or otherwise);), which transaction would reasonably justify Secured Party in deeming itself insecure; provided, however, that this subparagraph (h) shall not apply to any transaction involving Debtor and (a) any of its wholly-owned subsidiaries,
                (b) its parent company if Debtor is a wholly-owned subsidiary thereof, or (c) any other company which is a wholly-owned subsidiary of the aforesaid parent company;

        (i) default in the payment by Debtor of any indebtedness for borrowed money [*]

        (j) the prospect of payment, performance or realization on the Collateral is significantly impaired;

        (k) Debtor's (or its Permitted Lessee) ceasing to be licensed pursuant to U.S. law to operate a commercial air service; or

        (l)     the occurrence of a [*].



                       "[CONFIDENTIAL PORTION DELETED AND
                           FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"

Should an Event of Default occur, Secured Party may employ all remedies allowed by law, including declaring all indebtedness owed under the Promissory Note, [*] immediately due and payable. Additionally, Secured Party may require Debtor to [*]. The requirements of the Kansas Uniform Commercial Code for reasonable notification to Debtor of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made shall be met if such notice is mailed, postage prepaid, to Debtor's address, as specified herein, at least [*] days before the time of the sale or disposition. After deduction of all reasonable expenses incurred in realizing on this security interest, and after the payment of all principal, interest and late payment charges due under the Promissory Note, the balance of the proceeds of sale, if any, may be applied to the payment of [*]. Debtor shall be liable for any deficiency in its financial obligation under the Promissory Note and this Agreement after application of such proceeds. Debtor agrees to pay the reasonable attorneys' fees incurred by Secured Party to repossess the Collateral as well as the attorneys' fees incurred in pursuing and collecting any deficiency. If, after a default by Debtor, the Collateral is returned to or recovered by Secured Party, Debtor agrees that Secured Party may fly or otherwise move the Collateral for demonstration and other purposes reasonably related to a proposed public or private sale or other disposition of the Collateral.

        9. Damage or Destruction. In the event of the loss, theft or confiscation of the Aircraft, or the substantial damage or destruction of the Aircraft to such an extent that repair thereof is impracticable (as determined by Secured Party in accordance with accepted industry standards), then Debtor shall pay to Secured Party the outstanding indebtedness of principal and accrued interest due under the Promissory Note, without prepayment penalty, within [*] days after demand by Secured Party.

        In the event that, following damage to the Aircraft, repair thereof is determined to be practical (as determined by Secured Party in accordance with accepted industry standards), then Debtor shall promptly repair and restore the Aircraft to its condition immediately prior to the damage. All insurance proceeds paid to Secured Party as a result of such damage pursuant to Section 5 hereof shall be available to reimburse Debtor for the reasonable costs of all required repairs, provided that no Event of Default has occurred and is continuing. Debtor shall furnish evidence satisfactory to Secured Party that the sums requested as reimbursement represent sums actually paid by Debtor or justly due for labor and materials. If requested by Secured Party, Debtor shall also furnish appropriate lien waivers. Any insurance proceeds remaining after all required repairs have been completed shall be immediately paid over to Debtor so long as no Event of Default has occurred and/or is continuing.

        10. Waivers. No waiver of any covenant, warranty or condition of this Agreement, nor of any breach or default hereunder, shall be effective for any purpose whatsoever unless such waiver is in writing and signed by an officer of Secured Party. It is expressly agreed that Secured Party's waiver of any breach or default by Debtor shall constitute a waiver only as to such particular breach or default and not a waiver of any future breach or default.

        11. Permitted Lessee. Debtor shall be allowed to lease the Aircraft to another party ("Permitted Lessee"), subject to the condition precedent that Secured Party expressly approves such lease in writing, which approval shall not be unreasonably withheld or delayed by Secured Party. As a minimum, the terms of any such lease shall provide that the rights of the Permitted Lessee to possession of the Aircraft are subordinate to those of Secured Party hereunder and shall further require the Permitted Lessee to perform all of Debtor's obligations contained herein in Sections 4, 5, 6, 7, 9, 13, 14 and 16. Contemporaneously with Secured Party's approval and the execution of such lease, Debtor shall execute an assignment of the lease to Secured Party as additional security for the payment of Debtor's obligations hereunder, which assignment shall be in form and substance reasonably acceptable to Secured Party and shall specifically provide that so long as no Event of Default has occurred or is continuing, Debtor shall retain the right to receive payments of rent thereunder.

        12. Sale of Aircraft. Debtor shall be permitted, following [*] days' advance written notice to Secured Party, to sell the Aircraft to another party ("Permitted Buyer"), provided that the Permitted Buyer agrees to



              "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION]" assume and discharge all of Debtor's promises, agreements, obligations, liabilities, warranties, covenants and representations as expressed in this Agreement, the Promissory Note and the 1900D Master Agreement as amended referenced above. Notwithstanding any such sale, Debtor shall continue to be primarily responsible hereunder, both jointly and severally, with any such Permitted Buyer until such time as the Promissory Note is paid in full.

        13. Liens. Debtor shall not, directly or indirectly, create, incur, assume or suffer to exist any lien ("Lien") on or with respect to the Collateral, or any part thereof, except:

        (a) the Lien of Secured Party hereunder;

        (b) Liens for taxes, assessments or other governmental charges owing by Debtor, either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Collateral or any part thereof;

        (c) materialmen's, mechanic's, workmen's, repairmen's, employees' Liens or any Lien of a similar nature arising in the ordinary course of Debtor's business, which Lien secures an obligation that is not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) and by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Collateral or any part thereof;

        (d) Liens arising out of any judgment or award against Debtor, provided that the judgment or award secured shall, within [*] days of entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal and shall have been discharged, vacated or reversed within [*] days after the expiration of such stay; and

        (e) any other Lien with respect to which Debtor shall have provided a bond or other means that precludes the holder of the Lien, in the reasonable judgment of Secured Party, from taking any recourse against the Collateral.

Debtor shall promptly, at no expense to Secured Party, take (or cause to be taken) such action as may be necessary to duly discharge any Lien not excepted above if the same shall arise at any time with respect to the Collateral or any part thereof.

        14. Taxes. Debtor shall pay or cause to be paid in the manner and at the time required by applicable law, all federal, state and local taxes (including sales, property, use, value-added, goods and service taxes), assessments and governmental charges or levies imposed upon, or in respect of, the Collateral, this Agreement, any payments made hereunder or under the Promissory Note, or upon or in respect of Debtor or Debtor's income or profits, or upon any property belonging to Debtor prior to the date on which penalties attach thereto and all lawful claims which, if not paid, become a Lien upon the property of Debtor (all of the above collectively "Taxes"). Debtor shall indemnify and hold Secured Party harmless from liability for the payment of any such Taxes.

        15. Legal, Valid, Binding and Enforceable Obligation. Debtor represents and warrants to Secured Party that this Security Agreement, upon execution and delivery, will constitute the legal, valid and binding obligation of Debtor and shall be enforceable in accordance with its terms. Debtor agrees to furnish Secured Party with written legal opinions, satisfactory in form and substance to Secured Party, verifying the aforesaid representation and warranty.

        16. Changes of Address and Change of Base. Debtor shall immediately notify Secured Party in writing of any change of addresses from that shown in Tables 1(b), 1(c) or 1(d) of this Agreement. Debtor will at all times keep the Aircraft based within the continental United States of America; provided, however, that Secured Party will favorably consider a change of base for the Aircraft to a location outside of the continental United States of America if Debtor can furnish Secured Party with evidence satisfactory to Secured Party that such a change of base location will


               "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]" not result in any material change in Secured Party's ability to timely repossess the Aircraft in the event of any breach or default hereunder by Debtor.

        17. GOVERNING LAW AND FORUM CHOICE. THIS AGREEMENT WAS MADE AND ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE LAW OF THE STATE OF KANSAS SHALL APPLY TO ANY AND ALL MATTERS ARISING FROM OR RELATED TO THIS AGREEMENT AND TRANSACTION, INCLUDING ANY ACTIONS UNDERTAKEN BY SECURED PARTY SHOULD AN "EVENT OF DEFAULT" OCCUR, SUCH AS AN ACTION TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL, AND ALL OTHER REMEDIES WHICH MAY BE AVAILABLE INCLUDING SEEKING A DEFICIENCY JUDGMENT AGAINST DEBTOR. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN
"EVENT OF DEFAULT" SHOULD OCCUR, SECURED PARTY (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR SECURED PARTY TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

        18. Enforceability. The provisions of this Agreement shall be severable and, if any provisions are for any reason determined to be invalid, void or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect; provided that the purpose of the remaining valid, effective and enforceable provisions is not frustrated; and provided further that no party is substantially and materially prejudiced thereby.

        19. Assignability. Secured Party shall have the absolute right to assign, transfer or sell any of its rights under this Agreement to any party of its choosing upon giving written notice thereof to Debtor. Debtor may not assign or delegate any of its rights or obligations hereunder without the prior written consent of Secured Party; provided, however, that Debtor may assign its rights and obligations hereunder to (a) any of its wholly-owned subsidiaries,
(b) its parent company if Debtor is a wholly-owned subsidiary thereof, or (c) any other company which is a wholly-owned subsidiary of the aforesaid parent company (collectively "Permitted Assignee"), subject to the condition that Debtor shall remain primarily liable hereunder, both jointly and severally, with any such Permitted Assignee.

        20. Binding Agreement. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor hereunder, their liabilities shall be joint and several. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns.

        21. Entire Agreement. This Agreement and the Promissory Note constitute the entire agreement between and among the parties with respect to the subject matter hereof. There are not verbal understandings, agreements, representations or warranties between the parties which are not expressly set forth herein. This Agreement shall not be changed orally, but only in writing signed by the parties hereto.

        22. Notices. Any notice pertaining to this Agreement shall be deemed sufficiently given if personally delivered or sent by registered or certified mail, return receipt requested, to the party to whom said notice is to be given. Notices sent by registered or certified mail shall be deemed given on the third day after the date of postmark. Until changed by written notice given by either party, the addresses of the parties shall be as set forth in Table 1(a) for the Secured Party and as set forth in Table 1(b) for the Debtor. The designated addresses of both parties must be located within the United States of America.

        In witness of the mutual promises, covenants and representations set forth herein, the parties have caused this Agreement to by duly executed and delivered at Wichita, Kansas, on the day and year first above written.

                                        RAYTHEON AIRCRAFT CREDIT CORPORATION


                                        By:
                                            --------------------------------
                                            John Myers, Vice President

                                                        "Secured Party"


                                        Mesa Air Group, Inc.


                                        By:
                                            --------------------------------
                                            W. Stephen Jackson, CFO

                                                        "Debtor"


STATE OF KANSAS    )
                   ) ss:
COUNTY OF SEDGWICK )


        This instrument was acknowledged before me on the 28th day of May, 1996, by W. Stephen Jackson who is the CFO on Mesa Air Group, Inc., on behalf of the corporation.


                                        ---------------------------
                                        Notary Public

                                        My Commission Expires:

                                  EXHIBIT "A"
                             TO SECURITY AGREEMENT
                              MESA AIR GROUP, INC.
                             SPARE PARTS LOCATIONS


Air Midwest                                     Desert Turbine Service, Inc.
(US Air Express)                                1140 West Navajo
2203 Air Cargo Rd.                              Hanger #3
Wichita, KS 67209                               Farmington, NM 87401


Desert Sun Airlines                             Four Corners Aviation
(America West Express)                          1260 West Navajo
3737 E. Bonanza Way                             Farmington, NM 87401
Phoenix, AZ 85034


Florida Gulf                                    Mesa A.L. Pilot Development
(US Air Express)                                1296 West Navajo
14000 Pecan Rd.                                 Farmington, NM 87401
Jacksonville, FL 32218


Liberty Express                                 Regional Aircraft Services
(US Air Express)                                1446 North Villa Avenue
Dubois Jefferson City Airport                   Fresno, CA 93727
P.O. Box 366
Falls Creek, PA 15840


Mountain West Airlines                          US Air Express Maintenance
(UAX-DEN, LAX/YV - ABQ/HPX-PHX)                 Reading Regional Airport
1140 W. Navajo                                  RR9 Box 9399
Farmington, NM 87401                            Reading, Pennsylvania 19605


West Air, Inc.                                  Mountain West Maintenance
(United Express)                                600 Highway 95
5588 Air Terminal Drive                         Hangar 24
Fresno, CA 93727                                Bullhead City, AZ 86429


Mountain West Maintenance
3112 West Washington Avenue
Yakima, Washington 98903

                                                                Appendix 3.2(C)


                                APPENDIX 3.2(C)

                           PRORATED STIPULATED VALUES



                              [See attached form.]

                                APPENDIX 3.2 (C)


                      RAYTHEON AIRCRAFT CREDIT CORPORATION
                 PRORATED STIPULATED VALUE AND NEW LOAN BALANCE
                            FOR MESA AIR GROUP, INC.
                               AS OF MAY 31, 1996


                                      [*]





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                                     Page 1

                                APPENDIX 3.2 (C)


                      RAYTHEON AIRCRAFT CREDIT CORPORATION
    PRORATED STIPULATED VALUE AND NEW LOAN BALANCE FOR MESA AIR GROUP, INC.
                               AS OF MAY 31, 1996

                                      [*]







---------------------------------------------------------------------------
(a) Total Purchase Price require June 1, 1996 payments being made per the existing lease contracts.

    Total Purchase Price Less Lease Deposit Credits as follows:

                                      [*]

---------------------------------------------------------------------------


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                      SECURITIES AND EXCHANGE COMMISSION]"

                                                                Appendix 3.6(B)



                                APPENDIX 3.6(B)

               TERMS OF PAYMENT AND FINANCING FOR 1900D AIRLINER




                            [See attached document.]

                                                   Appendix 3.6(B)  Page 1 of 6



                                APPENDIX 3.6(B)

               TERMS OF PAYMENT AND FINANCING FOR 1900D AIRLINER

1.      Terms of Payment per 1900D

        Total Purchase Price/Principal Sum      $       (*)     (1)

        Less Principal Reduction Amount         -       (*)     (2)
                                                -------------------
        Principal Sum Balance                   $       (*)     (3)

        (*) SEE APPENDIX 3.2(C) FOR UNIQUE AMOUNTS
            APPLICABLE TO EACH 1900D AIRLINER

        (1) The Total Purchase Price/Principal Sum of each 1900D Airliner is taken from Appendix 3.2(C) of the Master Agreement.

        (2) This Amount is calculated for each 1900D Airliner based upon the Purchase Price/Principal Sum set forth in Appendix 3.2(C) of the Master Agreement. The identified Principal Reduction Payment shall be reduced by the credits identified in Article
                4.3 and 4.4 of Supplemental Agreement No. 05/22/96 as set forth in Appendix 3.2(C).

        (3) This amount is the remaining principal sum balance less the Principal Reduction Amount due on May 31, 1996. The terms and conditions pertaining to financing and Mesa's payment of the Principal Sum Balance are set forth below in Section 2 and in the Negotiable Promissory Note and the Aircraft Security Agreement forms for the 1900D Airliner.

2.      Terms of Financing

        (A)     Financing Structure:

                1. RAC will cause its wholly-owned subsidiary, Raytheon Aircraft Credit Corporation ("RACC"), to finance the Principal Sum Balance of each 1900D Airliner to be purchased by Mesa in accordance with the terms and conditions set forth below.

                2.      The exact Financing Term for each Negotiable

                                                    Appendix 3.6(B)  Page 2 of 6

                Promissory Note shall be calculated by subtracting the number of months since the 1900D Airliner was delivered to Mesa (number of months before May 31, 1996 that delivery occurred) from [*] months. For example, if the 1900D Airliner was delivered to Mesa [*] months prior to May 31, 1996, the Financing Term would be [*] minus [*], or [*] months. The delivery dates for the 1900D Airliner are identified on Exhibit "A" to the Supplemental Agreement No. 05/22/96. The Financing Term for each 1900D Airliner shall commence on the date specified in the Negotiable Promissory Note. All months payments shall be due and payable, without demand or notice to Mesa, on the date specified in the Negotiable Promissory Note.

        3. The "Fixed Payment Period" shall be calculated by subtracting the number of months since the 1900D Airliner was delivered to Mesa (number of months before May 31, 1996 that delivery occurred) from [*] months. For example, if the 1900D Airliner was delivered to Mesa [*] months prior to May 31, 1996, the Fixed Payment Period would be [*] minus [*], or [*] months. The amount of the monthly payments due during the Fixed Payment Period is [*] by agreement of RACC and Mesa. This amount shall be applied first against interest owed RACC equal to the amount of the current [*] in effect on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October 1), plus [*] and secondly against the unpaid balance of the Principal Sum due under the Promissory Note, subject to the condition that each such monthly payment must be paid by Mesa in a timely manner.

        4. Fixed Interest Rate Option during Fixed Payment Period ("Option"). During the Fixed Payment Period Mesa may elect to convert to a fixed interest rate by providing RACC with written notice of its intention to convert to a fixed interest rate seven (7) days prior to the conversion to the fixed interest rate. Mesa is entitled to receive this fixed interest rate for any full months remaining


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                      SECURITIES AND EXCHANGE COMMISSION]"

                                                   Appendix 3.6(B)  Page 3 of 6


                during the Fixed Payment period of the Financing Term commencing after the conversion referenced above. The fixed interest rate will be [*] for the term of the Fixed Payment Period plus [*] basis points, or [*] basis points over the above noted [*]. The fixed interest rate will be determined seven (7) days after Mesa provides RACC with written notice of its intention to convert to a fixed interest rate. The monthly payments due and payable to RACC during the Option period will remain at $[*]. If Mesa elects to convert to a fixed interest rate and then does not continue to finance the 1900D Airliner through the Fixed Payment Period, Mesa will pay RACC for any costs RACC may incur as a result of the early termination of the financing. These costs, hereinafter referred to as "Breakage Costs" are described below in Paragraph (C).

        5. The "Variable Payment Period" shall be calculated by subtracting the number of months in the Fixed Payment Period from the number of months in the Financing Term. For example, if the Fixed Payment Period is [*] months and the Financing Term is [*] months, the Variable Payment Period would be [*] months. The annual rate of interest during the Variable Payment Period of the Financing Term shall be equal to the current [*] Rate in effect on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October 1), plus [*]. The rate of interest throughout the Financing Term shall increase or decrease in accordance with the current 90-Day LIBOR Rate on the first business day of each calendar year quarter plus [*]. Each monthly payment during the Variable Payment Period of the Financing Term shall be sufficient in amount to fully amortize the unpaid balance of the Principal Sum on the Due Date less the balloon payment due in the last month of the Financing Term.

        6. A balloon payment of principal in an amount not to exceed U.S. $[*] shall be due and payable to RACC in the last month of the Financing Term in


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                      SECURITIES AND EXCHANGE COMMISSION]"

                                                   Appendix 3.6(B)   Page 4 of 6



                addition to Mesa's regular monthly payment of principal and interest. Additionally, all unpaid principal, interest and late payment charges, shall be due and paid in full by Mesa in the last month of the Financing Term (the "Due Date").

        7. The Negotiable Promissory Note and the Aircraft Security Agreement will be [*]

        8. The Negotiable Promissory Note and the Aircraft Security Agreement for each 1900D Airliner must be executed by Mesa and submitted to and approved by RACC prior to delivery of each respective 1900D Airliner.

(B) Amount of Mesa's Monthly Payments (per 1900D Airliner) during the Financing Term:

                Month                                      Amount
                -----                                      ------
                Fixed Payment Period (**)               $      [*](1)

                Variable Payment Period (**)            $     (**)(2)

                Last Month Of Financing                 $      [*](3)

                (**) As defined in paragraph 2.(A)3 and 2.(A)5. above

(1) The amount of the monthly payments due during the Fixed Payment Period of the Financing Term is fixed by agreement of Mesa and RACC. This amount shall be first credited against interest owed RACC at the current [*] Rate in effect on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October 1), plus [*] and then applied to Mesa's payment of the Principal Sum due hereunder, subject to the condition that Mesa must make each monthly payment in a timely manner.

(2) The amount of monthly payments of principal and interest due during the Variable Payment Period of


[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                                   Appendix 3.6(B)  Page 5 of 6



                the Financing Term is based upon the current [*] in effect on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October 1), plus [*]. The rate of interest throughout the Financing Term shall increase or decrease in accordance with the current [*] Rate on the first business day of each calendar year quarter plus [*]. Each monthly payment during the Variable Payment Period of the Financing Term shall be sufficient in amount to fully amortize the unpaid balance of the Principal Sum on the Due Date less the balloon payment due in the last month the Financing Term.

        (3) One (1) balloon payment of principal in an amount not to exceed U.S. $[*] is due and payable (in full) on the Due Date, in addition to the regular monthly payment of principal and interest. Additionally, all outstanding principal, interest and late payment charges must be paid in full by Mesa on or before the Due Date.

(C)     Determination of Breakage Costs:

        1. In order to provide fixed interest rate financing to Mesa, RACC will enter into a "VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT" with a financial institution. If Mesa does not continue to finance the 1900D Airliner at the fixed interest rate through the Fixed Payment Period, that portion of said financing which would cease to be operative for the remaining portion of the Fixed Payment Period will be subject to an "Unwinding". Such Unwinding will be achieved by RACC entering into an offsetting "FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT" for the unused portion of the original "VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT". The swaps referred to above are based upon the prevailing U.S. treasury bills, note and/or bond interest rate yields for specific maturities at the time of entering into such swap agreements plus a swap spread, which are both determined by the financial market to adjust for the difference between a commercial borrower and the sovereign undertaking of the U.S. Government and the duration of the swap. Accordingly, to Unwind a VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT, RACC would


               "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION]"

                                                    Appendix 3.6(B)  Page 6 of 6


                enter into a FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT with the variable interest rate components offsetting each other since the components are based on the same benchmark, i.e., [*]. A cost may result due to the difference between the fixed interest rate yield and swap spread components of the VARIABLE FOR FIXED INTEREST RATE SWAP AGREEMENT and the FIXED FOR VARIABLE INTEREST RATE SWAP AGREEMENT. If a cost results due to the difference described above, RACC will provide Mesa written notice of the Breakage Costs due RACC as a result of Mesa's termination of the fixed interest rate financing. Said notice will be provided Mesa within ten (10) days following termination of the fixed interest rate financing with RACC.

        2. Payment of the Breakfast Costs are due and payable to RACC by Mesa immediately upon receipt of said notice by Mesa.




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                      SECURITIES AND EXCHANGE COMMISSION]"

                                                                       EXHIBIT A

                                      (66)
                                1900D AIRLINERS
                                   FROM LEASE
                                       TO
                                    PURCHASE
-------------------------------------------------------------------------------

                                                         ACTUAL
              UNIT NO.         SERIAL NO.               DEL DATE


                                      [*]

                      Supplemental Agreement No. 05/22/96
                                                                      PAGE 1


          "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"




                                      (66)                           EXHIBIT A
                                1900D AIRLINERS
                                   FROM LEASE
                                       TO
                                    PURCHASE
-------------------------------------------------------------------------------

                                                         ACTUAL
              UNIT NO.         SERIAL NO.               DEL DATE


                                      [*]

                      Supplemental Agreement No. 05/22/96
                                                                      PAGE 2


          "[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION]"



